                                                                    EXHIBIT 24.1

                           DIRECTOR AND/OR OFFICER OF
                           COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

         The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration
Statement(s) on Form S-3 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         EXECUTED as of June 6, 1996.

                                   Chairman, Chief Executive Officer,
/s/ Jeffrey A. Cole                Chief Financial Officer and Director
- ------------------------------     ------------------------------------
      Signature                                   Title


    Jeffrey A. Cole
- ------------------------------
          Name

                           DIRECTOR AND/OR OFFICER OF
                           COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

         The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration
Statement(s) on Form S-3 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         EXECUTED as of June 6, 1996.

                                   President, Chief Operating
/s/ Brian Smith                    Officer and Director
- ------------------------------     ------------------------------------
      Signature                                   Title


    Brian Smith
- ------------------------------
          Name

                           DIRECTOR AND/OR OFFICER OF
                           COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

         The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration
Statement(s) on Form S-3 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         EXECUTED as of June 6, 1996.


/s/ Timothy F. Finley                           Director
- ------------------------------     ------------------------------------
      Signature                                   Title


    Timothy F. Finley
- ------------------------------
          Name

                           DIRECTOR AND/OR OFFICER OF
                           COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

         The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration
Statement(s) on Form S-3 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         EXECUTED as of June 6, 1996.


/s/ Irwin N. Gold                                Director
- ------------------------------     ------------------------------------
      Signature                                   Title


    Irwin N. Gold
- ------------------------------
          Name

                           DIRECTOR AND/OR OFFICER OF
                           COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

         The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration
Statement(s) on Form S-3 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         EXECUTED as of June 6, 1996.


/s/ Peter V. Handal                              Director
- ------------------------------     ------------------------------------
      Signature                                   Title


    Peter V. Handal
- ------------------------------
          Name

                           DIRECTOR AND/OR OFFICER OF
                           COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

         The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration
Statement(s) on Form S-3 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         EXECUTED as of June 6, 1996.


/s/ Charles A. Ratner                            Director
- ------------------------------     ------------------------------------
      Signature                                   Title


    Charles A. Ratner
- ------------------------------
          Name